                                                                       [LOGO]

  PIONEER BOND
  FUND

    ANNUAL REPORT 6/30/99

 TABLE OF CONTENTS
----------------------------------------------------------------

 Letter from the Chairman                            1

 Portfolio Summary                                   2

 Performance Update                                  3

 Portfolio Management Discussion                     6

 Schedule of Investments                             9

 Financial Statements                               19

 Notes to Financial Statements                      25

 Report of Independent Public Accountants           29

 Results of Shareowner Meeting                      30

 Trustees, Officers and Service Providers           32

 Retirement Plans from Pioneer                      33

 Programs and Services for Pioneer Shareowners      35

 PIONEER BOND FUND
-------------------------------------------
 LETTER FROM THE CHAIRMAN 6/30/99

DEAR SHAREOWNER,
---------------------------------------------------------------

I am pleased to introduce this annual report for Pioneer Bond Fund, covering the year ended June 30, 1999. On behalf of your investment team, I appreciate your confidence in the Fund and Pioneer.

Over the past 12 months, investors witnessed a wide range of extremes in the bond market. After dropping to recent lows in the latter part of 1998, interest rates rose during the first six months of 1999, as world economies stabilized and economic news in the United States remained positive, without any significant inflation. Daily reminders by the media and financial analysts about how long we have enjoyed this environment makes it easy for investors to forget that these conditions will not always exist, and that there are risks inherent to investing.

It is quite tempting to abandon a balanced investment plan when the stock market shows returns over 20%, as it has for the past four years. But longer term, average annual returns of stocks, as measured by the Standard & Poor's 500 Index, are closer to 11%. That is why experts recommend that investors hold a mix of stocks and bonds to suit their long-term objectives and achieve balance. If you think your investment mix may be out of line, we encourage you to meet with your investment professional to discuss how your assets are allocated.

Turning to other matters, for those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Strategic Income Fund. The Fund holds a diverse portfolio of bonds from around the globe, including the United States. To receive a prospectus for our newest fund - which you should read carefully before you invest or send any money - or if you have questions regarding Pioneer Bond Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. You can also visit Pioneer's web site at www.pioneerfunds.com.

Respectfully,

/s/ John F. Cogan, Jr.
John F. Cogan, Jr.
Chairman and President

 PIONEER BOND FUND
-------------------------------------------
 PORTFOLIO SUMMARY 6/30/99

PORTFOLIO DIVERSIFICATION
---------------------------------------------------------------
(As a percentage of total investment portfolio)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate                                 57%
U.S. Government and Agency                41%
Foreign Government Sponsored               1%
Short-Term Cash Equivalents                1%

PORTFOLIO MATURITY
---------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

0-2 Years              2%
2-5 Years             13%
5-7 Years             15%
7-10 Years            26%
10-20 Years           36%
20+ Years              8%

10 LARGEST HOLDINGS
---------------------------------------------------------------
(As a percentage of debt holdings)

 1.  Government National Mortgage Association, 6.0%, 10/15/28                 5.08%
 2.  U.S. Treasury Notes, 7.25%, 5/15/04                                      3.00
 3.  U.S. Treasury Notes, 6.5%, 5/31/01                                       2.77
 4.  Government National Mortgage Association, 6.0%, 1/15/29                  2.53
 5.  Government National Mortgage Association, 6.0%, 9/15/28                  2.51
 6.  Government National Mortgage Association, 6.0%, 4/15/28                  2.46
 7.  Ford Capital BV, 9.5%, 6/1/10                                            1.90
 8.  U.S. Treasury Notes, 7.0%, 7/15/06                                       1.73
 9.  U.S. Treasury Bonds, 8.0%, 11/15/21                                      1.70
10.  U.S. Treasury Notes, 8.0%, 5/15/01                                       1.70

Fund holdings will vary for other periods.

 PIONEER BOND FUND
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99                                      CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                  6/30/99           6/30/98
                           $8.94             $9.37

DISTRIBUTIONS PER SHARE    INCOME            SHORT-TERM        LONG-TERM
(6/30/98-6/30/99)          DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                           $0.564                   -                 -

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                        NET ASSET        PUBLIC OFFERING
PERIOD                    VALUE               PRICE*
10 Years                         7.38%             6.89%
5 Years                           6.73             5.74
1 Year                            1.35            -3.20

  * Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth of $10,000
                           Pioneer Bond        Lehman Brothers Government/
                                  Fund*               Corporate Bond Index
Jun-89                           $9,550                            $10,000
                                $10,149                            $10,710
Jun-91                          $11,176                            $11,803
                                $12,633                            $13,473
Jun-93                          $14,233                            $15,247
                                $14,054                            $15,025
Jun-95                          $15,668                            $16,944
                                $16,298                            $17,731
Jun-97                          $17,453                            $19,103
                                $19,205                            $21,259
Jun-99                          $19,464                            $21,834

     The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.
     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER BOND FUND
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99                                      CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                  6/30/99           6/30/98
                           $8.91             $9.33

DISTRIBUTIONS PER SHARE    INCOME            SHORT-TERM        LONG-TERM
(6/30/98-6/30/99)          DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                           $0.482                   -                 -

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers
Government/Corporate Bond Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                            IF                  IF
PERIOD                     HELD             REDEEMED*
Life-of-Fund                     5.46%              5.31%
(4/4/94)
5 Years                           5.88              5.73
1 Year                            0.57             -3.25

  * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth of $10,000
                           Pioneer Bond        Lehman Brothers Government/
                                  Fund*               Corporate Bond Index
Apr-94                          $10,000                            $10,000
Jun-94                           $9,896                             $9,959
                                 $9,906                            $10,046
Jun-95                          $10,942                            $11,231
                                $11,600                            $11,980
Jun-96                          $11,286                            $11,753
                                $11,729                            $12,325
Jun-97                          $11,990                            $12,663
                                $12,713                            $13,527
Jun-98                          $13,095                            $14,092
                                $13,579                            $14,809
Jun-99                          $13,073                            $14,473

  + Index comparison begins 4/30/94. The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.
     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
4

 PIONEER BOND FUND
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99                                      CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                  6/30/99           6/30/98
                           $8.89             $9.31

DISTRIBUTIONS PER SHARE    INCOME            SHORT-TERM        LONG-TERM
(6/30/98-6/30/99)          DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                           $0.484                   -                 -

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers
Government/Corporate Bond Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                            IF                  IF
PERIOD                     HELD             REDEEMED*
Life-of-Fund                     3.65%             3.65%
(1/31/96)
1 Year                            0.60             0.60

  * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth of $10,000
                           Pioneer Bond        Lehman Brothers Government/
                                  Fund*               Corporate Bond Index
1/31/96                         $10,000                            $10,000
                                 $9,679                             $9,706
6/30/96                          $9,700                             $9,750
                                 $9,831                             $9,922
12/31/96                        $10,081                            $10,225
                                 $9,971                            $10,137
6/30/97                         $10,294                            $10,505
                                $10,607                            $10,873
12/31/97                        $10,904                            $11,222
                                $11,024                            $11,393
6/30/98                         $11,233                            $11,691
                                $11,700                            $12,269
12/31/98                        $11,653                            $12,286
                                $11,515                            $12,139
6/30/99                         $11,300                            $12,007

     The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.
     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER BOND FUND
-------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 6/30/99

Pioneer Bond Fund's fiscal year closed on June 30, 1999. Following is a discussion with Sherman B. Russ and Kenneth J. Taubes, detailing the investment environment and the strategies that affected your Fund's performance over the past 12 months. With over 38 years of combined experience as investment professionals, Sherm and Ken oversee the team responsible for the daily management of Pioneer Bond Fund.

Q:  THE PAST YEAR HAS BEEN VERY EVENTFUL FOR BONDS. WHAT HAPPENED?

A: Bond market conditions shifted dramatically. This was reflected in the swing of long-term interest rates. After opening the period at 5.63% on June 30, 1998, the yield of the benchmark 30-year U.S. Treasury bond moved between 4.72% and 6.16% before closing June 30, 1999 at 5.96%. In the summer and fall of 1998, the international financial crisis caused interest rates to fall dramatically as a "flight-to-quality" - extraordinary worldwide demand for only the highest-quality investments, particularly U.S. Treasurys - pushed Treasury yields to their lowest levels in 30 years. Later, interest rates steadied as global economies stabilized, but then rose in the first half of 1999 when U.S. economic growth appeared to be excessive.

Q:  HOW DID PIONEER BOND FUND PERFORM IN THIS ENVIRONMENT?

A: In light of market conditions, the Fund performed well, producing an attractive level of income and preserving capital in a rising interest rate environment. On June 30, the Fund's 30-day SEC yield stood at 5.63%. For the 12 months ended June 30, the Fund's Class A shares returned 1.35%, Class B 0.57% and Class C 0.60%, all at net asset value. In comparison, the average return of the 157 funds in Lipper, Inc.'s Corporate Debt A-rated category was 1.11%. (Lipper is an independent company that tracks mutual fund performance.)

Q:  WHAT CAUSED THE CHANGE IN SENTIMENT AFTER THE "FLIGHT-TO-QUALITY?"

A: Central bankers worldwide - including the Federal Reserve - lowered interest rates. In fact, here the Fed cut interest rates three times in the

 PIONEER BOND FUND
-------------------------------------------
   fall of 1998 as a way to keep the U.S. economic engine strong enough to drive international growth. While recognizing these moves as positive developments, many investors remained cautious about the strength of future growth, as a chorus of forecasters called for weak international recoveries to dampen U.S. economic growth in 1999.

Q:  SO, WHY DID INTEREST RATES RISE?

A: Most simply because rather than slowing, the U. S. economy remained robust.
   Many international economies also grew faster and stronger than experts expected. Investors became concerned that the strength could become excessive
   - rekindling inflation - and that the Fed would make an about-face and hike interest rates. The Fed did raise short-term interest rates by 0.25 percentage points in June 1999. However, with the much anticipated increase came an announcement by its members that, after the June increase, the Fed's bias would be adjusted to "neutral," suggesting that it does not see a need to raise rates again in the very near future.

Q: THE FUND RECENTLY HAS BEEN AUTHORIZED TO INVEST IN LOWER-RATED INVESTMENTS. HOW WILL THESE CHANGES BENEFIT SHAREOWNERS?

A: We believe the ability to invest up to 20% of total assets in high-yield securities will increase the Fund's income and total return potential. That said, there hasn't been much of an impact since the changes were not implemented until May. These securities, rated below BBB, carry higher yields and the potential for greater price appreciation than bonds with higher ratings and less risk. (Ratings apply to underlying securities, not Fund shares.) These bonds are carefully analyzed by our research staff and closely monitored once they are selected for the portfolio. The past six months demonstrate their potential. As the outlook for economic strength improved, investors felt more comfortable with risk and took advantage of the higher yields available in lower-rated securities; the increased demand helped these securities to outperform higher-quality bonds.

 PIONEER BOND FUND
-------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 6/30/99 (CONTINUED)

Q:  WHAT STRATEGIES DID YOU USE IN THE PAST YEAR'S CHANGING INVESTMENT CLIMATE?

A: We emphasized relative value and yield throughout the period. We took advantage of the market's weakness in both mortgage-backed securities and corporate bonds to buy them "cheap," boosting yield and total return potential. The Fund's holdings in mortgage-backed securities are now 22.6% of the portfolio, up from 10.7% one year ago. We also selectively added corporate bonds, including high-yield issues.

Q:  WHAT IS YOUR OUTLOOK FOR BONDS OVER THE NEXT SIX MONTHS?

A: Overall, we think that the U.S. bond market is attractive with relatively high yields in a low inflation environment. We believe there are many signs that the economy could begin to slow. For example, in anticipation of Year 2000 issues, many businesses increased capital spending early in 1999. This should slow in the latter part of the year. On the consumer side, the rise in rates should put a damper on housing and other interest rate-sensitive areas of the economy. If economic growth doesn't slow on its own, we think the Fed will help it along in the form of higher short-term interest rates, despite its declared "neutral" position.

    As we head into the second half of 1999, we expect to keep our focus on income and relative value. We are especially encouraged by the Fund's more flexible investment parameters, and we look forward to the new opportunities they will provide to increase total return potential.

 PIONEER BOND FUND
-------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99

               S&P'S/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                                         VALUE
                              INVESTMENT IN SECURITIES - 99.1%
                              Corporate Bonds - 56.7%
                              BASIC MATERIALS - 3.9%
                              AGRICULTURAL - 0.4%
$   750,000    BB+/B2         Royster-Clark Inc., 10.25%, 4/1/09 (144A)                     $    742,500
                                                                                            ------------
                              CHEMICALS (DIVERSIFIED) - 0.5%
  1,000,000    B+/B2          Huntsman ICI Chemicals, 10.125%, 7/1/09 (144A)                $  1,008,750
                                                                                            ------------
                              CHEMICALS (SPECIALTY) - 0.5%
  1,000,000    BB/Ba3         Arco Chemical Co., 9.8%, 2/1/20                               $    966,710
                                                                                            ------------
                              IRON & STEEL - 1.6%
  1,000,000    AA-/A1         Nucor Corp., 6.0%, 1/1/09 (144A)                              $    930,700
  2,000,000    BBB-/Baa2      USX Corp., 8.125%, 7/15/23                                       2,037,640
                                                                                            ------------
                                                                                            $  2,968,340
                                                                                            ------------
                              METALS MINING - 0.3%
    500,000    B-/Caa1        AEI Resources, Inc., 11.5%, 12/15/06 (144A)                   $    491,250
                                                                                            ------------
                              PAPER & FOREST PRODUCTS - 0.6%
  1,000,000    A-/A3          Mead Corp., 8.125%, 2/1/23                                    $  1,014,360
                                                                                            ------------
                              TOTAL BASIC MATERIALS                                         $  7,191,910
                                                                                            ------------
                              CAPITAL GOODS - 1.3%
                              ENGINEERING & CONSTRUCTION - 0.3%
    500,000    B/B2           Metromedia Fiber Network, Inc., 10.0%, 11/15/08               $    513,750
                                                                                            ------------
                              MANUFACTURING - 0.9%
  1,500,000    BBB/Baa1       Tenneco Inc., 10.075%, 2/1/01                                 $  1,572,555
                                                                                            ------------
                              WASTE MANAGEMENT - 0.1%
    300,000    A-/Baa1        Browning-Ferris Industries, Inc., 6.375%, 1/15/08             $    253,608
                                                                                            ------------
                              TOTAL CAPITAL GOODS                                           $  2,339,913
                                                                                            ------------

   The accompanying notes are an integral part of these financial statements.  9

 PIONEER BOND FUND
-------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99                                    (CONTINUED)

               S&P'S/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                                         VALUE
                              COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%
$   986,097                   Prudential Securities Secured Financing Co., Series
                              1999-NRF1 A1, 6.074%, 1/15/08                                 $    961,753
  1,000,000                   Prudential Securities Secured Financing Co., 1999-NRF1 A2,
                              6.48%, 1/15/09                                                     966,406
    212,323                   Resolution Trust Corp., Series 1992-5A6, 9.238%, 5/25/26           213,053
                                                                                            ------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                     $  2,141,212
                                                                                            ------------
                              COMMUNICATION SERVICES - 1.4%
                              CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.8%
    500,000    B/B3           Crown Castle International Corp., 9.0%, 5/15/11               $    487,500
  1,000,000    B/B3           NEXTLINK Communications, Inc., 10.75%, 6/1/09                    1,027,500
                                                                                            ------------
                                                                                            $  1,515,000
                                                                                            ------------
                              TELECOMMUNICATIONS - 0.6%
  1,000,000    AA-/A1         AT&T Corp., 8.125%, 1/15/22                                   $  1,020,510
                                                                                            ------------
                              TOTAL COMMUNICATION SERVICES                                  $  2,535,510
                                                                                            ------------
                              CONSUMER CYCLICALS - 6.0%
                              AUTOMOBILES - 1.3%
  2,000,000    A/A2           General Motors Corp., 9.4%, 7/15/21                           $  2,399,600
                                                                                            ------------
                              PUBLISHING (NEWSPAPERS) - 0.9%
  1,500,000    BBB-/Baa3      News America Holdings, Inc., 10.125%, 10/15/12                $  1,697,340
                                                                                            ------------
                              RETAIL - 2.0%
    500,000    BB+/Baa3       Saks Inc., 7.25%, 12/1/04                                     $    499,830
  1,000,000    BB+/Baa3       Saks Inc., 8.25%, 11/15/08                                       1,045,850
  1,000,000    AA/Aa2         Wal-Mart Stores, Inc., 8.62%, 1/1/10                             1,106,200
  1,000,000    AA/Aa2         Wal-Mart Stores, Inc., 8.5%, 9/15/24                             1,056,120
                                                                                            ------------
                                                                                            $  3,708,000
                                                                                            ------------

10 The accompanying notes are an integral part of these financial statements.

 PIONEER BOND FUND
-------------------------------------------

               S&P'S/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                                         VALUE
                              SERVICES (COMMERCIAL &
                              CONSUMER) - 0.8%
$ 1,500,000    BBB/Baa3       Laidlaw Inc., 7.65%, 5/15/06                                  $  1,463,085
                                                                                            ------------
                              TEXTILES (APPAREL) - 1.0%
    950,000    BBB-/Baa2      Jones Apparel Group, Inc., 7.875%, 6/15/06 (144A)             $    951,615
  1,000,000    BBB-/Baa3      Levi Strauss & Co., 7.0%, 11/1/06 (144A)                           892,680
                                                                                            ------------
                                                                                            $  1,844,295
                                                                                            ------------
                              TOTAL CONSUMER CYCLICALS                                      $ 11,112,320
                                                                                            ------------
                              CONSUMER STAPLES - 6.5%
                              BROADCASTING (TELEVISION/RADIO/ CABLE) - 4.9%
    500,000    B+/B2          Charter Communications Holdings LLC, 8.25%, 4/1/07 (144A)     $    476,250
  2,200,000    BBB/Baa3       Continental Cablevision, Inc., 9.5%, 8/1/13                      2,515,590
  1,500,000    A-/Baa1        Cox Enterprises, 7.375%, 6/15/09 (144A)                          1,500,255
    675,000    B/B2           Echostar DBS Corp., 9.25%, 2/1/06 (144A)                           688,500
  1,250,000    AA-/A2         Tele-Communications, Inc., 10.125%, 4/15/22                      1,641,012
  2,000,000    BBB/Baa3       Time Warner Inc., 9.15%, 2/1/23                                  2,315,880
                                                                                            ------------
                                                                                            $  9,137,487
                                                                                            ------------
                              DISTRIBUTORS (FOOD & HEALTH) - 0.6%
  1,000,000    BBB+/Baa1      SUPERVALU Inc., 8.875%, 11/15/22                              $  1,039,920
                                                                                            ------------
                              ENTERTAINMENT - 0.5%
  1,000,000    B-/B3          Premier Parks, Inc., 9.75%, 6/15/07                           $  1,010,000
                                                                                            ------------
                              FOODS - 0.5%
    500,000    B/B3           Agrilink Foods, Inc., 11.875%, 11/1/08                        $    516,250
    500,000    B-/B3          Ameriserve Food Distribution, Inc., 10.125%, 7/15/07               425,000
                                                                                            ------------
                                                                                            $    941,250
                                                                                            ------------
                              TOTAL CONSUMER STAPLES                                        $ 12,128,657
                                                                                            ------------

   The accompanying notes are an integral part of these financial statements. 11

 PIONEER BOND FUND
-------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99                                    (CONTINUED)

               S&P'S/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                                         VALUE
                              ENERGY - 6.6%
                              OIL (DOMESTIC INTEGRATED) - 1.5%
$   500,000    A/A2           Atlantic Richfield Co., 9.875%, 3/1/16                        $    629,155
  2,000,000    A-/A3          Phillips Petroleum Co., 9.18%, 9/15/21                           2,116,100
                                                                                            ------------
                                                                                            $  2,745,255
                                                                                            ------------
                              OIL (INTERNATIONAL INTEGRATED) - 2.2%
  2,600,000    AA+/Aa2        Imperial Oil Ltd., 8.75%, 10/15/19                            $  2,715,830
  1,200,000    A+/A1          Texaco Capital Corp., 8.25%, 10/1/06                             1,305,648
                                                                                            ------------
                                                                                            $  4,021,478
                                                                                            ------------
                              OIL & GAS (DRILLING & EQUIPMENT) - 0.8%
  1,500,000    BBB+/A3        Nabors Industries Inc., 6.8%, 4/15/04                         $  1,475,715
                                                                                            ------------
                              OIL & GAS (PRODUCTION/EXPLORATION) - 1.5%
  2,000,000    BB-/Ba2        Gulf Canada Resources Ltd., 9.625%, 7/1/05                    $  2,066,140
    800,000    BB+/Ba1        Santa Fe Snyder Corp., 8.05%, 6/15/04                              798,648
                                                                                            ------------
                                                                                            $  2,864,788
                                                                                            ------------
                              OIL & GAS (REFINING & MARKETING) - 0.6%
  1,000,000    BBB/Baa2       Ashland Oil Co., 8.8%, 11/15/12                               $  1,107,240
                                                                                            ------------
                              TOTAL ENERGY                                                  $ 12,214,476
                                                                                            ------------
                              FINANCIAL - 20.9%
                              BANKS (MAJOR REGIONAL) - 5.6%
  1,000,000    A/A1           Banc One Corp., 10.0%, 8/5/10                                 $  1,220,810
  1,000,000    AA-/Aa3        Barclays North America Capital Corp., 9.75%, 5/15/21             1,097,670
  1,550,000    A-/A2          Corestates Capital Corp., 9.375%, 4/15/03                        1,687,749
  1,000,000    A-/A2          First National Bank of Boston, 8.0%, 9/15/04                     1,052,340
  1,500,000    A-/A3          Fleet/Norstar Financial Group Inc., 9.9%, 6/15/01                1,597,035
  2,000,000    A+/A2          Mellon Bank NA, 7.375%, 5/15/07                                  2,043,020
  1,000,000    A/A3           Mellon Financial Co., 9.75%, 6/15/01                             1,061,990
    500,000    A/A2           Republic New York Corp., 9.3%, 6/1/21                              587,670
                                                                                            ------------
                                                                                            $ 10,348,284
                                                                                            ------------

12 The accompanying notes are an integral part of these financial statements.

 PIONEER BOND FUND
-------------------------------------------

               S&P'S/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                                         VALUE
                              BANKS (MONEY CENTER) - 2.6%
$ 2,630,000    A/A1           The Chase Manhattan Corp., 7.125%, 6/15/09                    $  2,632,209
  1,000,000    AA-/A2         J.P. Morgan & Co., 8.5%, 8/15/03                                 1,068,530
  1,000,000    AA-/Aa3        National Westminster Bancorp, Inc., 9.375%, 11/15/03             1,105,040
                                                                                            ------------
                                                                                            $  4,805,779
                                                                                            ------------
                              BANKS (REGIONAL) - 1.6%
  2,000,000    A+/A1          Bank of Montreal, 7.8%, 4/1/07                                $  2,104,680
  1,000,000    BBB-/Ba2       Imperial Bank, 8.5%, 4/1/09                                        965,940
                                                                                            ------------
                                                                                            $  3,070,620
                                                                                            ------------
                              CONSUMER FINANCE - 2.9%
  1,000,000    BB+/Baa3       Capital One Financial Corp., 7.125%, 8/1/08                   $    946,560
  3,000,000    A/A1           Ford Capital BV, 9.5%, 6/1/10                                    3,499,860
  1,000,000    BB-/Ba3        RBF Finance Co., 11.0%, 3/15/06 (144A)                           1,020,000
                                                                                            ------------
                                                                                            $  5,466,420
                                                                                            ------------
                              FINANCIAL (DIVERSIFIED) - 5.8%
  2,500,000    A+/A2          American General Finance Corp., 8.125%, 8/15/09               $  2,670,750
  2,000,000    AA-/Aa3        Associates Corp., 6.375%, 10/15/02                               1,999,120
  1,100,000    A+/A1          Associates Corp., 8.15%, 8/1/09                                  1,176,923
  1,000,000    BBB+/Baa1      AvalonBay Communities Inc., 6.8%, 7/15/06                          956,400
  1,500,000    A/A3           Deere (John) Capital Corp., 8.625%, 8/1/19                       1,622,040
  1,500,000    A-/A3          Hertz Corp., 6.25%, 3/15/09                                      1,397,430
  1,000,000    BBB/Baa3       Mack-Cali Realty, 7.25%, 3/15/09                                   949,130
                                                                                            ------------
                                                                                            $ 10,771,793
                                                                                            ------------
                              INSURANCE (PROPERTY/CASUALTY) - 2.4%
  1,500,000    AAA/Aa1        GEICO Corp., 9.15%, 9/15/21                                   $  1,644,645

   The accompanying notes are an integral part of these financial statements. 13

 PIONEER BOND FUND
-------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99                                    (CONTINUED)

               S&P'S/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                                         VALUE
                              INSURANCE (PROPERTY/CASUALTY) - 2.4% - (CONTINUED)
$ 1,535,000    AA/Aa2         National Re Corp., 8.85%, 1/15/05                             $  1,678,952
  1,000,000    BBB+/Baa1      W.R. Berkley, 8.7%, 1/1/22                                       1,052,230
                                                                                            ------------
                                                                                            $  4,375,827
                                                                                            ------------
                              TOTAL FINANCIAL                                               $ 38,838,723
                                                                                            ------------
                              HEALTHCARE - 2.2%
                              HEALTHCARE (DIVERSIFIED) - 0.4%
    725,000    B/B3           King Pharmaceutical Inc., 10.75%, 2/15/09                     $    746,750
                                                                                            ------------
                              HEALTHCARE (HOSPITAL MANAGEMENT) - 0.5%
  1,000,000    BB-/Ba3        Tenet Healthcare Corp., 8.125%, 12/1/08                       $    945,000
                                                                                            ------------
                              HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 1.3%
  1,070,000    BBB-/Ba1       Beckman Instruments Inc., 7.05%, 6/1/26                       $  1,017,056
  1,500,000    A-/Baa1        Guidant Corp., 6.15%, 2/15/06                                    1,421,580
                                                                                            ------------
                                                                                            $  2,438,636
                                                                                            ------------
                              TOTAL HEALTHCARE                                              $  4,130,386
                                                                                            ------------
                              TRANSPORTATION - 4.7%
                              AIRFREIGHT - 1.1%
  2,000,000    BBB+/A3        Federal Express Corp., 8.4%, 3/23/10                          $  2,091,880
                                                                                            ------------
                              AIRLINES - 3.0%
  1,567,855    BBB/A2         American Airlines, Inc., 9.71%, 1/2/07                        $  1,723,496
    500,000    BB/Ba2         Northwest Airlines Inc., 8.52%, 4/7/04                             487,345
  2,051,743    A/A1           Southwest Airlines Co., 7.67%, 1/2/14                            2,134,613
  1,000,000    BB+/Baa3       United Air Lines, Inc., 9.125%, 1/15/12                          1,080,010
                                                                                            ------------
                                                                                            $  5,425,464
                                                                                            ------------
                              RAILROADS - 0.6%
  1,000,000    BBB+/Baa1      Norfolk Southern Corp., 9.0%, 3/1/21                          $  1,161,850
                                                                                            ------------
                              TOTAL TRANSPORTATION                                          $  8,679,194
                                                                                            ------------

14 The accompanying notes are an integral part of these financial statements.

 PIONEER BOND FUND
-------------------------------------------

               S&P'S/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                                         VALUE
                              UTILITIES  - 2.1%
                              ELECTRIC COMPANIES - 0.6%
$ 1,000,000    A/A2           Virginia Electric and Power Co.,
                              8.75%, 4/1/21                                                 $  1,047,590
                                                                                            ------------
                              NATURAL GAS - 1.5%
  1,000,000    BBB-/Baa2      KN Energy Inc., 6.45%, 11/30/01                               $    980,470
  1,000,000    A-/Baa1        Northern Natural Gas, 7.0%, 6/1/11 (144A)                          973,790
  1,000,000    A/A2           Oneok Inc., 6.0%, 2/1/09                                           926,940
                                                                                            ------------
                                                                                            $  2,881,200
                                                                                            ------------
                              TOTAL UTILITIES                                               $  3,928,790
                                                                                            ------------
                              TOTAL CORPORATE BONDS
                              (Cost $106,407,945)                                           $105,241,091
                                                                                            ------------

                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 40.9%
     22,453                   Federal Home Loan Mortgage Corp.,
                              10.0%, 11/1/02                                                $     23,313
     30,378                   Federal Home Loan Mortgage Corp.,
                              10.5%, 4/1/19                                                       33,420
     56,423                   Federal Home Loan Mortgage Corp.,
                              REMIC Series 1988-24B, 9.5%, 1/15/05                                58,207
  1,500,000                   Federal National Mortgage Association,
                              9.2%, 9/11/00                                                    1,562,655
  3,000,000                   Federal National Mortgage Association,
                              6.0%, 5/15/08                                                    2,903,250
  1,000,000                   Federal National Mortgage Association,
                              10.35%, 12/10/15                                                 1,363,200
    380,837                   Federal National Mortgage Association,
                              11.0%, 6/1/19                                                      428,023
     43,168                   Federal National Mortgage Association,
                              10.0%, 7/1/19                                                       46,871
    248,471                   Federal National Mortgage Association,
                              REMIC Series 1989-19A, 10.3%, 4/25/19                              267,146

   The accompanying notes are an integral part of these financial statements. 15

 PIONEER BOND FUND
-------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99                                    (CONTINUED)

               S&P'S/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                                         VALUE
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (CONTINUED)
$     7,751                   Federal National Mortgage Association,
                              REMIC Series 1989-19B, 10.3%, 4/25/19                         $      8,202
    185,776                   Federal National Mortgage Association,
                              REMIC Series 1989-72D, 8.9%, 10/25/19                              188,642
  2,856,033                   Government National Mortgage Association, 7.0%, 3/15/12 to
                              12/15/13                                                         2,879,661
     34,913                   Government National Mortgage Association, 9.5%, 5/15/20             37,736
    402,555                   Government National Mortgage Association, 10.0%, 1/15/06 to
                              7/15/20                                                            435,826
  4,470,074                   Government National Mortgage Association, 7.5%, 5/15/27 to
                              6/15/27                                                          4,521,929
  2,823,573                   Government National Mortgage Association, 6.5%, 4/15/28          2,719,157
 26,495,135                   Government National Mortgage Association, 6.0%, 4/15/14 to
                              1/15/29                                                         24,896,490
     52,621                   Government National Mortgage Association, Midget, 10.0%,
                              5/15/04                                                             55,262
     30,467                   Government National Mortgage Association II, 9.5%, 12/20/20         32,911
  2,935,736                   Government National Mortgage Association II, 7.0%, 2/20/29       2,901,241
  1,500,000                   Government National Mortgage Association, REMIC Series
                              1998-21, 6.5%, 10/20/11                                          1,463,985
  2,000,000                   U.S. Treasury Bonds, 8.75%, 11/5/08                              2,209,440
  1,500,000                   U.S. Treasury Bonds, 7.25%, 5/15/16                              1,651,545
  2,600,000                   U.S. Treasury Bonds, 8.0%, 11/15/21                              3,130,088
  2,000,000                   U.S. Treasury Notes, 8.5%, 2/15/00                               2,040,700
  3,000,000                   U.S. Treasury Notes, 8.0%, 5/15/01                               3,129,300
  5,000,000                   U.S. Treasury Notes, 6.5%, 5/31/01                               5,086,150
  2,000,000                   U.S. Treasury Notes, 6.5%, 5/31/02                               2,045,060

16 The accompanying notes are an integral part of these financial statements.

 PIONEER BOND FUND
-------------------------------------------

               S&P'S/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                                         VALUE
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (CONTINUED)
$ 5,200,000                   U.S. Treasury Notes, 7.25%, 5/15/04                           $  5,519,436
  3,000,000                   U.S. Treasury Notes, 7.0%, 7/15/06                               3,181,380
  1,000,000                   U.S. Treasury Notes, 6.25%, 8/15/23                              1,002,950
                                                                                            ------------
                              TOTAL U.S. GOVERNMENT AND
                              AGENCY OBLIGATIONS
                              (Cost $78,392,107)                                            $ 75,823,176
                                                                                            ------------
                              FOREIGN GOVERNMENT SPONSORED - 1.5%
  1,500,000    A+/A2          Hydro-Quebec, 8.0%, 2/1/13                                    $  1,609,140
  1,000,000    A/A2           Province of Saskatchewan, 9.375%, 12/15/20                       1,241,090
                                                                                            ------------
                              TOTAL FOREIGN GOVERNMENT SPONSORED
                              (Cost $2,740,700)                                             $  2,850,230
                                                                                            ------------
                              TOTAL INVESTMENT IN SECURITIES
                              (Cost $187,540,752)                                           $183,914,497
                                                                                            ------------

                              TEMPORARY CASH INVESTMENT - 0.9%
                              COMMERCIAL PAPER - 0.9%
  1,687,000                   Chevron USA, Inc., 5.5%, 7/1/99                               $  1,687,000
                                                                                            ------------
                              TOTAL TEMPORARY CASH INVESTMENT
                              (Cost $1,687,000)                                             $  1,687,000
                                                                                            ------------
                              TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH INVESTMENT
                              -100%
                              (Cost $189,227,752) (a)(b)                                    $185,601,497
                                                                                            ------------

   The accompanying notes are an integral part of these financial statements. 17

 PIONEER BOND FUND
-------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99                                    (CONTINUED)

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 1999, the value of these securities amounted to $9,676,290 or 5.1% of total net assets.

  (a) At June 30, 1999, the net unrealized loss on investments, based on cost for federal income tax purposes of $189,227,752 was as follows:

Aggregate gross unrealized gain for all investments in which
  there is an excess of value over tax cost                             $ 2,253,092
Aggregate gross unrealized loss for all investments in which
  there is an excess of tax cost over value                              (5,879,347)
                                                                        -----------
Net unrealized loss                                                     $(3,626,255)
                                                                        -----------

  (b) At June 30, 1999, the Fund had a net capital loss carryforward of $3,630,356 which will expire between 2003 and 2006 if not utilized.

 Note: The Fund's investments in mortgage-backed ]securities of the Government
       National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

     Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 1999 were as follows:

                                           Purchases      Sales
                                          -----------  -----------
Long-term U.S. Government                 $81,667,918  $61,902,367
Other Long-term Securities                 42,748,107   19,140,257

18 The accompanying notes are an integral part of these financial statements.

 PIONEER BOND FUND
-------------------------------------------
 BALANCE SHEET 6/30/99

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $1,687,000) (cost $189,227,752)                       $185,601,497
  Cash                                                                         1,928
  Receivables -
    Investment securities sold                                                10,806
    Fund shares sold                                                       2,567,661
    Interest                                                               3,021,849
  Other                                                                          718
                                                                        ------------
        Total assets                                                    $191,204,459
                                                                        ------------

LIABILITIES:
  Payables -
    Investment securities purchased                                     $    656,676
    Fund shares repurchased                                                  369,616
    Dividends                                                                225,563
  Due to affiliates                                                          205,045
  Accrued expenses                                                            75,442
                                                                        ------------
        Total liabilities                                               $  1,532,342
                                                                        ------------

NET ASSETS:
    Paid-in capital                                                     $196,916,610
    Accumulated undistributed net investment income                           12,118
    Accumulated net realized loss on investments                          (3,630,356)
    Net unrealized loss on investments                                    (3,626,255)
                                                                        ------------
          Total net assets                                              $189,672,117
                                                                        ------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
    Class A (based on $129,487,156/14,486,628 shares)                   $       8.94
                                                                        ------------
    Class B (based on $49,815,957/5,592,081 shares)                     $       8.91
                                                                        ------------
    Class C (based on $10,369,004/1,166,106 shares)                     $       8.89
                                                                        ------------

MAXIMUM OFFERING PRICE:
      Class A                                                           $       9.36
                                                                        ------------

   The accompanying notes are an integral part of these financial statements. 19

 PIONEER BOND FUND
-------------------------------------------
 STATEMENT OF OPERATIONS

 FOR THE YEAR ENDED 6/30/99

INVESTMENT INCOME:
  Interest                                                              $ 12,905,588
                                                                        ------------

EXPENSES:
  Management fees                                             $818,959
  Transfer agent fees
    Class A                                                    273,318
    Class B                                                    125,346
    Class C                                                     33,714
  Distribution fees
    Class A                                                    317,854
    Class B                                                    442,083
    Class C                                                    114,936
  Administrative fees                                           52,483
  Custodian fees                                                36,065
  Registration fees                                             42,611
  Professional fees                                             53,412
  Printing                                                      21,967
  Fees and expenses of nonaffiliated trustees                   25,577
  Miscellaneous                                                  8,888
                                                              --------
    Total expenses                                                      $  2,367,213
    Less fees paid indirectly                                                (43,884)
                                                                        ------------
    Net expenses                                                        $  2,323,329
                                                                        ------------
      Net investment income                                             $ 10,582,259
                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                      $    937,466
  Change in net unrealized gain on investments                           (10,260,323)
                                                                        ------------
    Net loss on investments                                             $ (9,322,857)
                                                                        ------------
    Net increase in net assets resulting from operations                $  1,259,402
                                                                        ------------

20 The accompanying notes are an integral part of these financial statements.

 PIONEER BOND FUND
-------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE YEARS ENDED 6/30/99 AND 6/30/98

                                                               YEAR ENDED     YEAR ENDED
FROM OPERATIONS:                                                 6/30/99       6/30/98
Net investment income                                         $  10,582,259  $  8,586,541
Net realized gain (loss) on investments                             937,466       (27,677)
Change in net unrealized gain (loss) on investments             (10,260,323)    4,226,062
                                                              -------------  ------------
  Net increase in net assets resulting from operations        $   1,259,402  $ 12,784,926
                                                              -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.56 and $0.59 per share, respectively)           $  (7,701,473) $ (6,776,551)
  Class B ($0.48 and $0.52 per share, respectively)              (2,283,992)   (1,379,864)
  Class C ($0.48 and $0.52 per share, respectively)                (599,723)     (423,824)
                                                              -------------  ------------
        Total distributions to shareholders                   $ (10,585,188) $ (8,580,239)
                                                              -------------  ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $ 220,458,929  $ 79,685,588
Reinvestment of distributions                                     7,689,631     6,168,312
Cost of shares repurchased                                     (182,879,191)  (59,332,386)
                                                              -------------  ------------
  Net increase in net assets resulting from fund share
    transactions                                              $  45,269,369  $ 26,521,514
                                                              -------------  ------------
  Net increase in net assets                                  $  35,943,583  $ 30,726,201
NET ASSETS:
Beginning of year                                               153,728,534   123,002,333
                                                              -------------  ------------
End of year (including accumulated undistributed net
  investment income of $12,118 and $15,047, respectively)     $ 189,672,117  $153,728,534
                                                              -------------  ------------

CLASS A                                        '99 SHARES    '99 AMOUNT    '98 SHARES   '98 AMOUNT
Shares sold                                     16,837,950  $ 157,202,981  4,618,197   $ 42,978,625
Reinvestment of distributions                      638,020      5,941,487    553,400      5,150,324
Less shares repurchased                        (15,191,420)  (141,713,341) (3,811,048)  (35,457,410)
                                               -----------  -------------  ----------  ------------
    Net increase                                 2,284,550  $  21,431,127  1,360,549   $ 12,671,539
                                               -----------  -------------  ----------  ------------
CLASS B
Shares sold                                      4,694,027  $  43,795,349  2,194,576   $ 20,360,306
Reinvestment of distributions                      160,668      1,489,392     92,814        860,618
Less shares repurchased                         (2,573,656)   (23,845,332) (1,202,753)  (11,149,336)
                                               -----------  -------------  ----------  ------------
    Net increase                                 2,281,039  $  21,439,409  1,084,637   $ 10,071,588
                                               -----------  -------------  ----------  ------------

CLASS C
Shares sold                                      2,092,821  $  19,460,599  1,763,437   $ 16,346,657
Reinvestment of distributions                       27,934        258,752     16,991        157,370
Less shares repurchased                         (1,869,099)   (17,320,518) (1,374,869)  (12,725,640)
                                               -----------  -------------  ----------  ------------
    Net increase                                   251,656  $   2,398,833    405,559   $  3,778,387
                                               -----------  -------------  ----------  ------------

   The accompanying notes are an integral part of these financial statements. 21

 PIONEER BOND FUND

------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                6/30/99       6/30/98       6/30/97       6/30/96       6/30/95
CLASS A
Net asset value, beginning of year                              $  9.37       $  9.07       $  9.08       $  9.35       $  9.04
                                                              -----------   -----------   -----------   -----------   -----------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.56       $  0.59       $  0.63       $  0.64       $  0.68
  Net realized and unrealized gain (loss) on investments          (0.43)         0.30         (0.01)        (0.27)         0.31
                                                              -----------   -----------   -----------   -----------   -----------
    Net increase from investment operations                     $  0.13       $  0.89       $  0.62       $  0.37       $  0.99
Distributions to shareholders:
  Net investment income                                           (0.56)        (0.59)        (0.63)        (0.64)        (0.68)
                                                              -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value                      $ (0.43)      $  0.30       $ (0.01)      $ (0.27)      $  0.31
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of year                                    $  8.94       $  9.37       $  9.07       $  9.08       $  9.35
                                                              -----------   -----------   -----------   -----------   -----------
Total return*                                                      1.35%        10.04%         7.09%         4.02%        11.48%
Ratio of net expenses to average net assets                        1.04%+        1.18%+        1.14%+        1.19%+        1.14%
Ratio of net investment income to average net assets               6.01%+        6.34%+        6.97%+        6.80%+        7.55%
Portfolio turnover rate                                              46%           44%           48%           39%           37%
Net assets, end of year (in thousands)                          $129,487      $114,326      $98,310       $101,957      $110,158
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                     1.02%         1.17%         1.12%         1.18%            -
  Net investment income                                            6.03%         6.35%         6.99%         6.81%            -

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER BOND FUND

------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                6/30/99       6/30/98       6/30/97       6/30/96       6/30/95
CLASS B
Net asset value, beginning of year                              $  9.33       $  9.03       $  9.02       $  9.31       $  9.02
                                                              -----------   -----------   -----------   -----------   -----------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.48       $  0.51       $  0.56       $  0.57       $  0.60
  Net realized and unrealized gain (loss) on investments          (0.42)         0.31         (0.01)        (0.28)         0.31
                                                              -----------   -----------   -----------   -----------   -----------
    Net increase from investment operations                     $  0.06       $  0.82       $  0.55       $  0.29       $  0.91
Distributions to shareholders:
  Net investment income                                           (0.48)        (0.52)        (0.54)        (0.57)        (0.62)
  In excess of net investment income                                  -             -             -         (0.01)            -
                                                              -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value                      $ (0.42)      $  0.30       $  0.01       $ (0.29)      $  0.29
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of year                                    $  8.91       $  9.33       $  9.03       $  9.02       $  9.31
                                                              -----------   -----------   -----------   -----------   -----------
Total return*                                                      0.57%         9.21%         6.24%         3.15%        10.57%
Ratio of net expenses to average net assets                        1.86%+        1.98%+        1.97%+        1.96%+        1.97%
Ratio of net investment income to average net assets               5.18%+        5.52%+        6.12%+        6.01%+        6.60%
Portfolio turnover rate                                              46%           44%           48%           39%           37%
Net assets, end of year (in thousands)                          $49,816       $30,888       $20,104       $14,843       $ 7,338
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                     1.83%         1.97%         1.96%         1.94%            -
  Net investment income                                            5.21%         5.53%         6.13%         6.03%            -

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER BOND FUND

------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    1/31/96 TO
                                                                6/30/99       6/30/98       6/30/97       6/30/96
CLASS C
Net asset value, beginning of period                            $  9.31       $  9.02       $  9.02       $  9.54
                                                              -----------   -----------   -----------   -----------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.48       $  0.52       $  0.54       $  0.23
  Net realized and unrealized gain (loss) on investments          (0.42)         0.29             -         (0.52)
                                                              -----------   -----------   -----------   -----------
    Net increase (decrease) from investment operations          $  0.06       $  0.81       $  0.54       $ (0.29)
Distributions to shareholders:
  Net investment income                                           (0.48)        (0.52)        (0.54)        (0.22)
  In excess of net investment income                                  -             -             -         (0.01)
                                                              -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value                      $ (0.42)      $  0.29       $     -       $ (0.52)
                                                              -----------   -----------   -----------   -----------
Net asset value, end of period                                  $  8.89       $  9.31       $  9.02       $  9.02
                                                              -----------   -----------   -----------   -----------
Total return*                                                      0.60%         9.12%         6.13%        (3.00)%
Ratio of net expenses to average net assets                        1.86%+        1.90%+        2.05%+        2.18%**+
Ratio of net investment income to average net assets               5.17%+        5.58%+        5.83%+        5.79%**+
Portfolio turnover rate                                              46%           44%           48%           39%
Net assets, end of period (in thousands)                        $10,369       $ 8,515       $ 4,588       $   343
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                     1.83%         1.89%         1.92%         2.13%**
  Net investment income                                            5.20%         5.59%         5.96%         5.84%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER BOND FUND
-------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/99

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Bond Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. The shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distributions fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

  Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

 PIONEER BOND FUND
-------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/99                              (CONTINUED)

B. FEDERAL INCOME TAXES

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

  At June 30, 1999, the Fund reclassified $152,984 from paid-in capital to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. FUND SHARES

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $65,615 in underwriting commissions on the sale of fund shares for the year ended June 30, 1999.

D. CLASS ALLOCATIONS

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

 PIONEER BOND FUND
-------------------------------------------

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 1999, $89,659 was payable to PIM related to management fees, administrative and certain other services.

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $43,684 in transfer agent fees payable to PSC at June 30, 1999.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $71,702 in distribution fees payable to PFD at June 30, 1999.

 PIONEER BOND FUND
-------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/99                              (CONTINUED)

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 1999, CDSCs in the amount of $46,713 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended June 30, 1999, the Fund's expenses were reduced by $43,884 under such arrangements.

 PIONEER BOND FUND
-------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER BOND FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Bond Fund as of June 30, 1999, and the related statement of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts

August 6, 1999

 PIONEER BOND FUND
-------------------------------------------
 RESULTS OF SHAREOWNER MEETING

On May 4, 1999, Pioneer Bond Fund held a special meeting of shareowners. All proposals were passed by shareowner vote. Here are the detailed results of the votes.

PROPOSAL 1 - TO ELECT TRUSTEES.
NOMINEE                      AFFIRMATIVE               WITHHELD
John F. Cogan, Jr.           15,020,708.572            268,682.045
Mary K. Bush                 15,034,631.492            52,135.000
Richard H. Egdahl, M.D.      15,038,446.416            250,944.201
Margaret B.W. Graham         15,038,864.723            250,525.894
John W. Kendrick             14,923,363.991            366,026.626
Marguerite A. Piret          14,936,077.562            353,313.055
David D. Tripple             15,044,587.438            244,803.179
Stephen K. West              15,040,212.113            249,178.504
John Winthrop                15,045,557.932            243,832.685

PROPOSAL 2 - TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION FOR THE FUND.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,232,818.002               404,896.914               408,039.701

PROPOSAL 3(A) - TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,268,918.457               649,080.870               127,755.290

PROPOSAL 3(B) - TO APPROVE AN AMENDMENT ELIMINATING THE FUND'S FUNDAMENTAL
INVESTMENT RESTRICTION REGARDING RATING DEBT SECURITIES.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,236,458.166               686,087.590               123,208.860

PROPOSAL 3(C) - TO APPROVE AN AMENDMENT ELIMINATING THE FUND'S FUNDAMENTAL
INVESTMENT RESTRICTION REGARDING FOREIGN SECURITIES.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,198,860.981               699,209.140               147,684.495

PROPOSAL 3(D) -- TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING PORTFOLIO
DIVERSIFICATION AND CONCENTRATION.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,287,538.181               626,909.705               131,305.731

 PIONEER BOND FUND
-------------------------------------------

PROPOSAL 3(E) - TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING REAL
ESTATE.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,223,214.155               685,212.525               137,327.937

PROPOSAL 3(F) - TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING INVESTING
IN COMMODITIES.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,163,712.896               730,083.121               151,958.600

PROPOSAL 3(G) - TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING
UNDERWRITING SECURITIES.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,272,472.375               659,634.428               113,648.815

PROPOSAL 3(H) - TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING LOANS.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,181,893.992               712,861.956               150,997.668

PROPOSAL 3(I) - TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING SELLING
SECURITIES SHORT.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,210,579.263               716,037.011               119,038.673

PROPOSAL 3(J)- TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING PURCHASING
SECURITIES ON MARGIN.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,140,425.976               752,364.597               152,966.043

PROPOSAL 3(K)- TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING BORROWING.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,143,715.513               744,750.605               157,288.498

PROPOSAL 3(L)- TO AMEND THE FUND'S INVESTMENT RESTRICTION ON PLEDGING ASSETS.
AFFIRMATIVE                  AGAINST                   ABSTAIN
12,157,009.294               748,954.294               139,790.028

 PIONEER BOND FUND
-------------------------------------------
 TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES                      OFFICERS
John F. Cogan, Jr.            John F. Cogan, Jr., Chairman and President
Mary K. Bush                  David Triple, Executive Vice President
Richard H. Egdahl, M.D.       Sherman B. Russ, Vice President
Margaret B.W. Graham          Eric W. Reckard, Treasurer
John W. Kendrick              Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

OFFICERS
David D. Tripple, Executive Vice President
Sherman B. Russ, Vice President
Eric W. Reckard, Treasurer
Joseph P. Barri, Secretary

-------------------------------------------
 RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)
TRADITIONAL IRA
A Traditional IRA allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

ROTH IRA
Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 70 1/2, although there are income limits for contributions at any age.

401(K) PLAN
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) IRA PLAN
Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(B) PLAN
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

-------------------------------------------
RETIREMENT PLANS FROM PIONEER    (continued)

and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

PROFIT SHARING PLAN
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

AGE-WEIGHTED PROFIT SHARING PLAN
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

MONEY PURCHASE PENSION PLAN (MPP)
Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

-------------------------------------------
 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE-SM-
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone-SM- gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

INVESTOMATIC PLAN
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

-------------------------------------------
 HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE-SM- for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         WWW.PIONEERFUNDS.COM

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.

                                        Pioneer Investment Management, Inc.
                                        60 State Street                           0899-6839
                                        Boston, Massachusetts 02109               -C- Pioneer Funds Distributor, Inc.
   [LOGO]                               www.pioneerfunds.com                      yPrinted on Recycled Paper